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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
  Tax Exempt Securities Trust, National Trust 286, California Trust 189, Maryland Trust 120 and New York Trust 201:

   We consent to the use of our report dated November 29, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                                  /s/ KPMG LLP

                                                  KPMG LLP

New York, New York
November 29, 2001